Novanta Company Overview January 2017 Exhibit 99.1

Factors Affecting Future Performance & Non-GAAP Financials Safe Harbor Statement The statements in this presentation that relate to guidance, pro forma presentations, future plans, goals, business opportunities, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, failure to achieve expected benefits of acquisitions, failure to comply with Food and Drug Administration regulations, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange Commission. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures described in the Company’s Form 10-K for the year ended December 31, 2015 and subsequent filings with the SEC, as applicable. Please see “Safe Harbor and Forward-Looking Information” in the Appendix to this presentation for more information. In this presentation, we present the non-GAAP financial measures of Adjusted Revenue, Adjusted EPS, Adjusted EBITDA , free cash flow and net debt . Please see “Use of Non-GAAP Financial Measures” in the accompany appendix and our third quarter 2016 earnings press release for the reasons we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures. The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation.

Company Overview Novanta is a trusted Technology Partner to Medical and Advanced Technology Equipment Manufacturers Headquartered in Boston, MA. Office locations in 7 countries +$384M in revenue, +$66M in Adjusted EBITDA, +$1.00 non-GAAP EPS* Global positions in a +$2.5 billion addressable market, with 5%-7% CAGR Approximately 1,400 employees Trade on NASDAQ (ticker: NOVT) *2016 Outlook reflects guidance provided on November 2, 2016. The Company neither updates nor confirms this forward looking guidance. **Adjusted EBITDA & Adjusted E.P.S. are non-GAAP measures. The reconciliation to our most comparable GAAP measures is provided in the accompanying appendix.

The Novanta Transformation Portfolio re-alignment Growth investments Accelerated growth and outperformance 2020 2012 2014 2016 2018 Strategic Direction ü ü ü Drive performance Focus on differentiated OEM business model Divested 40% of portfolio Established performance culture with new team Strengthen core Growth investments in commercial engine and R&D Acquired 6 companies with emphasis on medical Rebranded company to Novanta Scale up Double the company by 2020 Mid single digit organic growth Continued growth investments Disciplined M&A Well underway and entering scale up phase % of revenue in medical markets <10% ~40% >50%

Doubling our company with leading positions in attractive growing markets 2020 Strategic Direction Breakthrough Scale Double in size and market cap Superior Profitability Deliver 20% Adj. EBITDA, with diversified businesses Consistent Growth 5-7% organic growth, 50% of revenue in medical markets Global Market Leadership “Top 2” share position globally Reputation for Excellence Widely recognized as a world class operating company Leader in Intelligent Mission Critical & Enabling Technologies

Why Invest in Novanta Multiple growth drivers in attractive medical focused end markets Market Expansion Leadership in Secular Growth Markets Diversified Business Model Strategic M&A Profitable niche leadership positions in attractive markets +45% of revenue in steadily growing Medical markets +55% in automation, robotics, metrology, fine material processing New product innovation into adjacent markets Increased content with existing customers Expand commercially through global reach Recurring revenue streams through sticky solutions and long OEM product cycles, in diversified niche markets Strong Cash Flow conversion through continuous improvement business system Disciplined M&A Creating value by deploying continuous improvement and sales channel synergies

Focus on intelligent mission critical solutions for OEMs Novanta Business Model Hardware components and subsystems Increasing offerings with software, connectivity & controls Precision Motion Vision Photonics Components Sub-Systems Software & Controls Systems Core Technologies Medical Advanced Industrial Target Markets Application & Customer Specific Highly engineered and semi-customized solutions to Original Equipment Manufacturers (“OEMs”) Long Design-In Cycles and 5 to 10 year customer product life cycles Lean based Operations Excellence / Continuous improvement program drives margin expansion and product quality Business Model Value Chain Focus

Key Application Segments Served

Material Processing
- Laser Marking & Coding
- Cutting & Welding
- Converting
- Micromachining
- 3D Printing

Lab / Life Science Equipment
- Glucose Monitoring
- Blood Analysis
- DNA Sequencing
- Surface Sciences
- In Vitro Diagnostics
- Live Cell Imaging

Electronics
- LCD Testing
- Via-hole Drilling


Advanced Industrial 55%
Medical 45%

Critical Care Equipment
- Patient Monitoring
- ECG
- Drug Delivery

Metrology
- Coordinate Measuring
- Scanning & Inspection
- LIDAR

Surgical & Treatment Equipment
- Scanning Laser Ophthalmoscope
- Optical Coherence Tomography
- Ophthalmic Surgery
- Dermatology / Dental
- General Surgical equipment

Robots & Automation
- Assembly & Test
- Autonomous Vehicles

Minimally Invasive Surgery
- Robotic Surgery
- Endoscopy (Endo/GI, laparoscopy)

8 **Strong position in diversified niche markets with secular growth drivers**

Novanta
The Innovation Advantage

Novanta has a culture of innovation Engineering Oriented Company Over 200 engineers, +350 patents R&D Investments of ~9% of revenue Deep Proprietary Technical Competencies Optoelectronics / Photonics Position and motion detection Control and analysis software algorithms Integration of hardware components & software into intelligent sub-systems R&D Centers in Global Innovation Hubs Boston; Silicon Valley; Seattle; Shanghai, China; Brno, Czech Republic. Engineer to Engineer relationships with our customers

Multinational company, with ~60% of revenue outside of the U.S. Strong Global Presence % of Sales Major R&D Site Major Manufacturing Site Major Sales & Service Site 41% Americas 32% EMEA 27% Asia Poole, UK Seattle, WA Syracuse, NY Munich, Germany Suzhou, China Shenzhen, China Tokyo, Japan Beijing, China Silicon Valley, CA Boston, MA Brno, Czech Republic

Driving Cash Flow Returns Strong progress made, with stronger opportunity funnel ahead ROIC ROIC = After-Tax Profit Tangible Assets (NWC + PP&E) Cumulative Free Cash Flow Strong Cash Flow Generation Demonstrating improvements in Return on Invested Capital Continuous Improvement Program generating ~4% Net Productivity (or +$7 million) per year Implementation of common ERP platform to position company post 2017 for more Reducing Asset Intensity; targeting Net Working Capital* of 15% of sales by 2020 *Defined as Inventory, Accounts Receivable and Accounts Payable

2 Recent Acquisitions Deepen Medical Presence Acquisition Description Strategic Rationale Photonics solutions provider to medical instrumentation OEMs Expand position in attractive DNA Sequencing and bio-photonics market, with strong subsystem, (hardware, software) capabilities Provider of Ultra High Frequency (UHF) RFID Reader Modules and Finished RFID Solutions to OEMs. Enhance detection technology position by expanding in high growth RFID market for identification and tracking in medical applications (Bio) Photonics Vision Minimally Invasive Surgery Technologies Detection and Analysis Clinical Lab & Life Science Minimally Invasive Surgery Technology Domains Medical Market Segments Critical Care Strong technology positions in attractive market segments Precision Motion

Acquisition of Laser Quantum

Novanta Increases ownership to 76%

Business Description

- Photonics solutions provider to medical instrumentation Original Equipment Manufacturers ("OEMs")
- Leading supplier of mid-power Continuous Wave lasers, ultrafast lasers, and optical sub-systems
- Leading positions in double-digit growth next generation DNA Sequencing market and super-resolution microscopy markets
- Headquartered in U.K, ~150 long-tenured employees, founder led.






gecco

Financial consideration

- Expected to add $25 million in full year 2017 revenue, growing double-digit
- £25.5 million purchase price for 35% additional shares – increases ownership to 76%
- Strong financial returns & fit

Expands photonics position in high growth life sciences markets

13

Novanta
The Innovation Advantage

The Strategic Rational for Laser Quantum Accelerates & expands our Organic Growth opportunities Strong Strategic Fit with Medical Strategy Expands in double-digit growth next generation DNA Sequencing market and super-resolution microscopy markets Increases Novanta’s breadth and technology capability in bio-photonics Potential for Laser Quantum to leverage Novanta’s scale of OEM relationships for cross selling opportunities Synergistic business model fit of sub-system solutions in long life cycle platforms

Key Application Segments Addressed

Material Processing
- Laser Marking & Coding
- Cutting & Welding
- Converting
- Micromachining
- 3D Printing

Lab / Life Science Equipment
- Glucose Monitoring
- Blood Analysis
- DNA Sequencing
- Surface Sciences
- In Vitro Diagnostics
- Live Cell Imaging


Advanced Industrial 55%
Medical 45%

Electronics
- LCD Testing
- Via-hole Drilling

Critical Care Equipment
- Patient Monitoring
- ECG
- Drug Delivery

Metrology
- Coordinate Measuring
- Scanning & Inspection
- LIDAR

Surgical & Treatment Equipment
- Scanning Laser Ophthalmoscope
- Optical Coherence Tomography
- Ophthalmic Surgery
- Dermatology / Dental
- General Surgical equipment

Robots & Automation
- Assembly & Test
- Autonomous Vehicles

Minimally Invasive Surgery
- Robotic Surgery
- Endoscopy (Endo/GI, laparoscopy)

15 **Potential for cross selling of Laser Quantum solutions**

Novanta
The Innovation Advantage

The Next Generation Sequencing Market DNA market poised to show double digit growth, with further upside $28B $102B $56B Key sequencing growth applications Population sequencing (biomedical research) Cancer Theranostics – sequencing guiding targeted therapy Cancer monitoring, prognosis and screening (“Liquid biopsy” - upside) Improved solutions Decreasing test costs Improvements in informatics and interpretation of test data Clinical acceptance and adoption Increasing body of evidence of validity and clinical relevance of liquid biopsy Appropriate reimbursement rates for Next Generation Sequencing based tests 19% 20% 17% 22% CAGR ’16-’20 Source: JP Morgan, May 2016 Key Market Adoption Drivers

Acquisition of Trimble RFID Assets

Novanta acquires ThingMagic, a leading provider of RFID solutions

Embedded UHF Modules	Finished UHF Readers
	

- Designs and supplies UHF RFID readers to OEMs and system integrators
- Broad UHF module product line-up complements Novanta's existing strong HF RFID solutions
- Establishes leadership position in a $200 million double-digit growth RFID healthcare market
- Enhances Novanta's ability to meet the fast-growing RFID demand in Healthcare; <u>customer inquiries up ~6x following Dec 2015 Skyetek acquisition</u>
- $20 million purchase price; 2.5x sales, and +10% ROIC by year 2.

17

Deepens leadership position in fast growing medical RFID technologies

Novanta
The Innovation Advantage

RFID use on Hospital Badges: RFID badges are more compatible with Healthcare workflow RFID is more secure with re-writable data so badges can be date coded for limited duration access RFID use on Patients: RFID wristbands on patients improves patient care - No need to disturb patient Pairing of Mother to Infant via enhanced RFID Data RFID use on Drugs & Equipment: More accurate inventory tracking due to RFID enabled systems RFID helps against counterfeit drugs via enhanced E-pedigrees More medical devices using embedded RFID to ensure the proper tool is being used RFID Demand in Healthcare is Increasing Tracking of Patients, Employees, Drugs and Equipment are some of the key applications driving strong growth in Healthcare Use of RFID is growing within key applications that Novanta serves today

Healthcare Passive RFID Reader Market

- ~$400 million Global Passive RFID Reader Market in Healthcare in 2016
  - *Passive readers do not have power source (e.g. Battery)*
  - *Fixed Readers or Handheld Readers*
- Initial Addressable Market is ~$200 million; +11% CAGR
- Applications include:
  - Medicine/Pharmaceutical Tracking & Identification
  - Asset/Equipment Tracking
  - Medical Reports, Samples, & Blood Tracking & Identification
  - Consumables/Disposables Tracking & Identification
  - Medical Equipment Auto Calibration
- 49% U.S., 28% EMEA, 23% ROW


~11% CAGR
+ $620M
+ $400M
2016
2020E
Low Frequency
High Frequency
Ultrahigh Frequency

**Note: Market Data based on Transparency Market Research 2014 to 2020 Study on RFID Market in Healthcare*

19

Positioned to be the world leading RFID OEM supplier in healthcare

Novanta
The Innovation Advantage

Driving revenue growth through mid-single digit organic and acquisitions Adjusted Revenue ~14% CAGR * Adjusted Revenue is a non-GAAP measure. The reconciliation to our most comparable GAAP measures is provided in the accompanying appendix. ** 2016 Outlook reflects guidance provided on November 2, 2016. The Company neither updates nor confirms this forward looking guidance. $225M $298M $342M $368M $384M $425M to $435M

Driving predictable and sustainable income growth Profitability +20% Adjusted EBITDA Adjusted E.P.S. ~14% CAGR +20% +22% CAGR *Adjusted EBITDA & Adjusted E.P.S. are non-GAAP measures. The reconciliation to our most comparable GAAP measures is provided in the accompanying appendix. ** 2016 Outlook reflects guidance provided on November 2, 2016. The Company neither updates nor confirms this forward looking guidance. $42M $51M $56M $61M $66M $0.45 $0.62 $0.81 $0.93 $1.00

Bringing The Innovation Advantage to everything we do About Novanta Novanta is a leading global supplier of core technology solutions that give advanced technology and healthcare OEMs a competitive advantage. We combine deep expertise at the intersection of photonics and motion with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers’ demanding applications. We deliver highly engineered photonics, vision and precision motion solutions to customers around the world. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta’s common shares are quoted on NASDAQ under the ticker symbol “NOVT”.

APPENDIX

Use of Non-GAAP The non-GAAP financial measures used in this presentation are non-GAAP Adjusted Revenue, Adjusted EBITDA, and Adjusted EPS from continuing operations. The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures and product line closures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions. The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, is often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period. Adjusted Revenue excludes the JK Lasers business to only show the results of ongoing operations of the Company as the JK Lasers business was sold in April 2015. We excluded JK Lasers sales from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe make comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, we include estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. The Company defines Adjusted EBITDA as Operating Income (loss) from Continuing Operations before deducting depreciation, amortization, non-cash share-based compensation, restructuring, acquisition, divestiture and other costs, impairment of goodwill and intangible assets, acquisition fair value adjustments, and inventory related charges associated with product line closures. The Company’s Adjusted EBITDA is used by management to evaluate operating performance internally, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees. Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis. Adjusted EPS from Continuing Operations excludes amortization of acquired intangible assets and revenue fair value adjustments related to business acquisitions, restructuring, acquisition, divestiture, and other costs, inventory related charges associated with product line closures, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary, impairment of goodwill and intangible assets, significant non-recurring income tax expenses (benefits) related to releases of valuation allowance, effects of changes in tax laws, income tax audit settlements, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this document.

Non-GAAP Reconciliation Adjusted Revenue Twelve Months Ended December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 (in thousands of dollars) Revenue (GAAP) $ 243,796 $ 316,910 $ 364,706 $ 373,598 JK Laser divestiture (19,200) (19,051) (22,425) (5,731) Acquisition fair value adjustments - 275 220 143 Adjusted revenue (Non-GAAP) $ 224,596 $ 298,134 $ 342,501 $ 368,010 Twelve Months Ended Adjusted EBITDA December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 (in thousands of dollars) Operating income (loss) from continuing operations (GAAP) $ 20,262 $ 19,446 $ (16,806) $ 28,933 Depreciation and amortization 12,458 19,570 23,797 19,114 Share-based compensation 4,534 5,442 4,329 4,387 Impairment of goodwill and intangible assets - - 41,442 - Restructuring, acquisition, divestiture and other costs 4,369 5,387 3,091 8,273 Acquisition fair value adjustments - 965 596 358 Net income attributable to noncontrolling interest (40) (22) (10) - Adjusted EBITDA (Non-GAAP) $ 41,583 $ 50,788 $ 56,439 $ 61,065

Non-GAAP Reconciliation

Adjusted EPS

	Twelve Months Ended			
	December 31, 2012*	December 31, 2013	December 31, 2014	December 31, 2015
	(in thousands of dollars or shares, except per share amounts)			
Income (loss) from continuing operations (GAAP)	$ 22,474	$ 9,977	$ (16,909)	$ 35,628
Diluted EPS from continuing operations (GAAP)	$ 0.66	$ 0.29	$ (0.49)	$ 1.02
Non-GAAP adjustments:				
Amortization of intangible assets	5,815	12,550	16,405	12,323
Restructuring, divestiture and other costs	8,051	3,757	1,570	6,970
Acquisition related costs	791	1,630	1,522	1,303
Acquisition fair value adjustments	-	965	596	358
Impairment of goodwill and intangible assets	-	-	41,442	-
Gain on JK Lasers sale	-	-	-	(19,629)
Unrealized foreign currency loss on JK Lasers sale	-	-	-	1,350
Total Non-GAAP adjustments before income taxes	14,657	18,902	61,535	2,675
Tax effect of Non-GAAP adjustments	(5,654)	(6,665)	(15,717)	(4,636)
Non-GAAP tax adjustments	(16,004)	(858)	(871)	(1,171)
Adjusted income from continuing operations (Non-GAAP)	**$ 15,473**	**$ 21,356**	**$ 28,038**	**$ 32,496**
Adjusted EPS from continuing operations (Non-GAAP)	**$ 0.45**	**$ 0.62**	**$ 0.81**	**$ 0.93**
Weighted-average shares outstanding - Diluted	33,936	34,396	34,769	34,827

- *Adjusted EPS was not updated for the Scientific Lasers divestiture. Management determined that revising the Adjusted EPS figures would not have resulted in a material change.

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Novanta
The Innovation Advantage